Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
J	1 | 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00001	30-Jul-2013	N3239812RCAP009	

6. ISSUED BY CODE N62645
NAVAL MEDICAL LOGISTICS COMMAND
693 NEIMAN STREET
FORT DETRICK MD 21702-9239

7. ADMINISTERED BY (If other than item 6) CODE N62645
NAVAL MEDICAL LOGISTICS COMMAND
693 NEIMAN STREET
FORT DETRICK MD 21702-9239

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
GENVEC, INC.
65 W WATKINS MILL RD
GAITHERSBURG MD 20878-4021

CODE 3BBG0 FACILITY CODE 3BBG0

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
N62645-12-C-4079

X 10B. DATED (SEE ITEM 13)
29-Sep-2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.249-2 Termination for Convenience of the Government - Fixed Price

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: anobryan134064

The purpose of this modificaiton is to terminate for convenience the remainder of the contract per the contractors request and to deobligate funds.

The U.S. Government has Government Purpose Rights to data concerning the GC46 construct with PfCSP, PfAMA-1 or PfSSP2/TRAP inserts, the subject of the this contract, under CRADA NMR 4076 entitled: "Construction, Development, and Evaluation of AdHu5-alternative adenovectored malaria vaccine constructs", between GenVec, Inc. and the Navy. The Government retains its rights to use and have used, make and have made, for non-commercial Government Purposes, the specific constructs investigated.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
EMILY K. O'HARA / CONTRACT SPECIALIST
TEL: 301-619-9242 EMAIL: emily.o'hara@med.navy.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		BY Emily K O'Hara (Signature of Contracting Officer)	29-Jul-2013

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

*     The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential portions have been submitted separately to the Securities and Exchange Commission.

N62645-12-C-4079
P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was decreased by $2,099,893.01 from $3,519,999.60 to $1,420,106.59.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001
The pricing detail quantity has decreased by [*]from [*]to [*].
The total cost of this line item has decreased by $183,955.76 from $827,800.92 to $643,845.16.

CLIN 0002
The pricing detail quantity has decreased by [*] from [*]to [*].
The total cost of this line item has decreased by $1,841,670.86 from $2,600,005.92 to $758,335.06.

CLIN 0003
The pricing detail quantity has decreased by [*] from [*]to [*].
The total cost of this line item has decreased by $74,266.39 from $92,192.76 to $17,926.37.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP [*]TO [*]	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP [*]TO [*]	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

*  The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential portions have been submitted separately to the Securities and Exchange Commission.

N62645-12-C-4079
P00001

The following Delivery Schedule item for CLIN 0002 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	[*]TO [*]	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	[*]TO [*]	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

The following Delivery Schedule item for CLIN 0003 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 29-SEP-2012 TO 28-SEP-2015	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 29-SEP-2012 TO 30-JUL-2013	N/A	NAVAL MEDICAL RESEARCH CENTER (NMRC) 503 ROBERT GRANT AVENUE SILVER SPRING MD 20910 FOB: Destination	N32398

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was decreased by $2,099,893.01 from $3,519,999.60 to $1,420,106.59.

*  The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential portions have been submitted separately to the Securities and Exchange Commission.

N62645-12-C-4079
P00001

CLIN 0001:

AA: 1721319 B521 255 32398 0 068688 2D CAP009 323982AB508Q (CIN N3239812RCAP0090001) was decreased by $183,955.76 from $827,800.92 to $643,845.16

CLIN 0002:

AA: 1721319 B521 255 32398 0 068688 2D CAP009 323982AB508Q (CIN N3239812RCAP0090002) was decreased by $1,841,670.86 from $2,600,005.92 to $758,335.06

CLIN 0003:

AA: 1721319 B521 255 32398 0 068688 2D CAP009 323982AB508Q (CIN N3239812RCAP0090003) was decreased by $74,266.39 from $92,192.76 to $17,926.37

(End of Summary of Changes)

*  The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The confidential portions have been submitted separately to the Securities and Exchange Commission.